Supplement to the
Fidelity® Four-In-One Index Fund
April 25, 2002
Prospectus

Effective November 1, 2002, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

The combined total expense ratio of Four-in-One Index (calculated as a percentage of average net assets) is 0.36% after expense reimbursements and expense reductions for Four-in-One Index and the underlying Fidelity funds, and 0.54% before expense reimbursements and expense reductions for Four-in-One Index and the underlying Fidelity funds.

IDV-02-03 October 18, 2002
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